INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED May 31, 2022 TO THE PROSPECTUSES
DATED DECEMBER 17, 2021, as previously supplemented, OF:
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
(the “Fund”)
The Fund has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Fund’s Summary Prospectus and Statutory Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
Please Retain This Supplement For Future Reference.
P-SIFT-PRO-SUP 053122

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED MAY 31, 2022 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 17, 2021,
as previously supplemented, OF:
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
(the “Fund”)
The Fund has changed its classification from “non-diversified” to “diversified.” The disclosure in the Statement of Additional Information is updated as follows:
The second sentence in the second paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Fund in the list of funds that are classified as “diversified” for purposes of the Investment Company Act of 1940.
In addition and accordingly, the Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
Please Retain This Supplement For Future Reference.
P-SIFT-SOAI-SUP 053122